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********************                                      ********************
*      NUMBER      *                                      *      SHARES      *
*  --------------  *                                      *  --------------  *
*  BH              *                                      *                  *
*  --------------  *                                      *  --------------  *
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                       BLACKSTONE HOLDINGS CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                 COMMON STOCK              SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS
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|                                                      CUSIP NO. 09250Q 10 0  |
| THIS CERTIFIES THAT:                                                        |
|                                                                             |
|                                                                             |
| is owner of                                                                 |
|                                                                             |
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FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF
                       BLACKSTONE HOLDINGS CORPORATION
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                                    COUNTERSIGNED AND REGISTERED:
                                                 REGISTRAR AND TRANSFER COMPANY

                                          BY:
                                                           AUTHORIZED SIGNATURE


                            BLACKSTONE HOLDINGS
                                CORPORATION
                                 CORPORATE
                                    SEAL
                                    1998
                                   NEVADA
             /S/                                              /S/
          SECRETARY                                        PRESIDENT